3: AMC Entertainment Inc

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 13, 2004

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

DELAWARE

1-8747

43-1304369

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street
Kansas City, Missouri	64105
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (816) 221-4000

Item 7. Financial Statements and Exhibits.

Attached as Exhibit 99.1 are our Consolidated Statements of Operations Data By Quarter (Unaudited) for the period ended January 1, 2004.

Item 9. Regulation FD Disclosure.

As previously disclosed in our Form 10-Q for the period ended January 1, 2004, we have divested of certain operations that met the criteria for reporting as discontinued operations.  Under generally accepted accounting principles, we are required to reclassify previously reported prior period financial statements to reflect the discontinued operations on a basis comparable to current presentation.  The Securities and Exchange Commission’s regulations require our financial statements that will be included in our 2004 Annual Report on Form 10-K to be updated for discontinued operations in our 2004 Annual Report on Form 10-K.  We are providing Statements of Operations by Quarter (Unaudited) that have been revised in advance of filing our 2004 Annual Report on Form 10-K.  The historical financial information included in Exhibit 99.1 has been revised and updated from its original presentation to incorporate the following:

the reclassification of the results of operations for certain assets which we sold on December 4, 2003, that meet the criteria for discontinued operations to be presented as such in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets; and

reclassifications to conform to our Form 10-Q for the period ended January 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date:	April 13, 2004	/s/ Craig R. Ramsey

Craig R. Ramsey
Executive Vice President and
Chief Financial Officer